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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 17, 1998




                   BURLINGTON RESOURCES COAL SEAM GAS ROYALTY
          TRUST (Exact name of registrant as specified in its charter)



         Delaware                     1-12058                   76-6088828
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)             Identification No.)

                                 Trust Division
                           NationsBank of Texas, N.A.
                           901 Main Street, Suite 1700
                               Dallas, Texas 75202
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (214) 508-2364


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         Item 5.  OTHER EVENTS.

         On September 17, 1998, San Juan Partners L.L.C. and certain affiliated parties including EnCap Energy Capital Fund III, L.P., EnCap Energy Capital Fund III-B, Inc., ECIC Corporation, EnCap Energy Partners, L.P., First Union Investors, Inc., Andover Group, Inc., Charles T. McCord III, O'Sullivan Oil & Gas Company, Inc., Christopher P. Scully, Scott W. Smith Funding, L.L.C., and John V. Whiting, (collectively "San Juan") filed an Amendment No. 22 (the "San Juan Amendment") to the Schedule 13D filed with the Securities and Exchange Commission ("SEC") by San Juan on January 20, 1998 with respect to San Juan's ownership of units of beneficial interest ("Units") of Burlington Resources Coal Seam Gas Royalty Trust ("Trust"). NationsBank of Texas, N.A., as trustee of the Trust (the "Trustee"), received notice of the San Juan Amendment via mail on September 19, 1998.

         As previously reported in the Trust's Annual Report on Form 10-K for the year ending December 31, 1997 (the "Form 10-K") under "Item 12-- Security Ownership of Certain Beneficial Owners and Management" and in the Trust's Quarterly Report on Form 10-Q for the quarter ending March 31, 1998 under "Item 5-- Other Matters", on January 20, 1998, San Juan initiated a tender offer to purchase exactly (and not less than) 5,446,860 of the outstanding units of beneficial interest ("Units") of the Trust. San Juan did not receive tender acceptances for the minimum number of Units required by the tender offer, and consequently the tender offer expired according to its terms on February 17, 1998. Following the expiration of the tender offer, San Juan reports that it has acquired through a series of open market or privately negotiated transactions additional Units resulting in aggregate holdings as of September 22, 1998, as disclosed in an Amendment No. 23 to the Schedule 13D filed with the SEC by San Juan on such date, of 5,465,268 Units, constituting approximately 62.11% of the total number of Units issued and outstanding.

         The San Juan Amendment states that San Juan's purpose in acquiring the Units is to pursue the termination of the Trust, resulting in a liquidation of the Trust's assets and a distribution of available proceeds therefrom to the holders of Units ("Unitholders"). As further described below, termination of the Trust at this time requires the affirmative vote in favor of termination by the holders of at least 66 2/3% of the outstanding Units, and San Juan has indicated in the San Juan Amendment that it may seek to obtain the requisite vote by (i) acquiring additional Units or (ii) seeking consents from a limited number of other Unitholders, such that San Juan will own or have the right to vote at least 66 2/3% of the outstanding Units.

         The San Juan Amendment also states that San Juan intends to request that a meeting of the Unitholders be called for the purpose of voting on the termination of the Trust and that San Juan intends to vote any and all Units it owns or over which it has voting control in favor of such termination. Pursuant to the Trust Agreement, a meeting of the Unitholders may be called by Unitholders owning of record not less than 10% in number of the then outstanding Units (which could include San Juan) or by the Trustee.

         As described in the San Juan Amendment, pursuant to the terms of the Trust Agreement of the Trust (the "Trust Agreement"), filed as Exhibit 4.1 to the Registrant's Quarterly Report on



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Form 10-Q for the quarter ended June 30, 1993, and as described in the Form 10-K under "Item 1 -- Description of the Trust Termination and Liquidation", the
Trust may be terminated prior to January 1, 2003 only upon the affirmative vote in favor of termination of the Trust by the holders of record of at least
66 2/3% of the outstanding Units. The Trust Agreement requires that Unitholders be given written notice of any such meeting no less than 20 nor more than 60 days in advance thereof. If the holders of record of at least 66 2/3% of the then outstanding Units vote in favor of terminating the Trust at any such meeting, the Trust will then terminate and the procedures specified in the Trust Agreement for liquidating the assets of the Trust and winding up the affairs of the Trust will be commenced. Unitholders should consult the Form 10-K for additional information regarding the procedures to be followed in connection with the termination, liquidation and dissolution of the Trust.

         In the event that a meeting of Unitholders is called to vote on the termination of the Trust, the Trust Agreement provides that a record date be set and notice of the meeting be distributed to all Unitholders of record as soon as practicable. In connection with such notice of meeting, Unitholders will be provided with appropriate documentation under applicable federal securities laws and New York Stock Exchange rules and regulations regarding the meeting and the proposed vote on termination of the Trust.

         AT THIS TIME, NO MEETING OF UNITHOLDERS HAS BEEN CALLED. IF AND WHEN SUCH A MEETING IS CALLED, A MEETING DATE AND A RECORD DATE IN CONNECTION THEREWITH WILL BE SET. UNITHOLDERS WILL BE GIVEN WRITTEN NOTICE IN ADVANCE THEREOF IN ACCORDANCE WITH THE TRUST AGREEMENT AND APPLICABLE LAW. NO ACTION IS REQUIRED BY UNITHOLDERS AT THIS TIME.

         In addition to the foregoing, the San Juan Amendment states that a letter of intent (the "Letter of Intent") was entered into on September 17, 1998, by and among San Juan and Burlington Resources Oil & Gas Company, the grantor of the Trust ("BROG"). The San Juan Amendment describes that the Letter of Intent contemplates the entry by San Juan and BROG into a definitive agreement whereby San Juan would purchase from BROG (i) certain interests of BROG in and to the Fruitland coal formation in the Northeast Blanco Hub Unit, including, without limitation, certain interests in leases covering lands burdened by a Trust's Net Profits Interest (as defined in the Form 10-K) to the Trust (the "Trust Interest"), (ii) certain other interests in other leases covering lands in the Northeast Blanco Hub Unit (the "Non-Trust Interest") and
(iii) associated rights and obligations of BROG and its affiliates in the Trust.

         According to the San Juan Amendment, pursuant to the Letter of Intent, San Juan and BROG would enter (before October 17, 1998) into a purchase and sale agreement (the "Agreement"), to effect the transactions contemplated by the Letter of Intent with an effective date



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of July 1, 1998. Also according to the San Juan Amendment, the consummation of the transactions contemplated by the Letter of Intent will occur only after the termination of the Trust pursuant to an affirmative vote of Unitholders satisfying the requirements of Sections 9.02 and 9.03 of the Trust Agreement, and is subject to various other conditions.

         In addition to the purchase of the Trust Interest and the Non-Trust Interest, the San Juan Amendment states that pursuant to the Letter of Intent San Juan would acquire (i) all of Burlington Resources Inc.'s (the parent of
BROG) duties, obligations and rights under and pursuant to the Trust Agreement and the "Administrative Services Agreement" (as defined in the Form 10-K) and
(ii) all of Burlington Resources Trading Inc's (an affiliate of BROG) rights in and to the Price Credit Account (as defined in the Form 10-K). Among the rights under the Trust Agreement which would be assigned to San Juan pursuant to the terms and conditions of the Letter of Intent are BROG's preferential rights to purchase the remaining Royalty Interests in the event of the termination and liquidation of the Trust, including the right to submit an initial bid on the Trust assets to the Trustee and the right to either match or top the highest bid received for the Trust assets in the liquidation process. These rights are set forth in Sections 9.03 (c) and (e) of the Trust Agreement and described in the Form 10-K under "Item 1 -- Description of the Trust Termination and Liquidation."

         The Letter of Intent is filed as an exhibit to the San Juan Amendment. Unitholders may want to consult the San Juan Amendment and the exhibit thereto, as filed with the SEC, for additional information about the Letter of Intent and the other matters discussed in this Form 8-K.

         Because of the passive nature of the Trust, the Trustee can take no position with regard to San Juan's statement that it intends to request that a meeting of Unitholders be called for the purpose of voting on the termination of the Trust as described in the San Juan Amendment, the agreements described or referred to in the Letter of Intent, or any event or transaction contemplated by any of the foregoing.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BURLINGTON RESOURCES COAL SEAM GAS
                                        ROYALTY TRUST

                                      By:  NationsBank of Texas, N.A., Trustee



Date:    September 25, 1998           By: /s/ RON E. HOOPER
                                         ---------------------------------------
                                                       Ron E. Hooper
                                            Vice President and Administrator




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